Supplement dated January 31, 2024
to the Prospectus and Summary Prospectus, each as supplemented, of the following Fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Seligman Global Technology Fund	5/1/2023
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Role with Fund	Managed Fund Since
Vimal Patel	Co-Portfolio Manager	2018
Paul Wick	Co-Portfolio Manager	2006
Shekhar Pramanick	Technology Team Member	2014
Sanjay Devgan	Technology Team Member	2014
Christopher Boova	Technology Team Member	2016
Sanjiv Wadhwani	Technology Team Member	2021
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Providers Contracts - Portfolio Managers” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Role with Fund	Managed Fund Since
Vimal Patel	Co-Portfolio Manager	2018
Paul Wick	Co-Portfolio Manager	2006
Shekhar Pramanick	Technology Team Member	2014
Sanjay Devgan	Technology Team Member	2014
Christopher Boova	Technology Team Member	2016
Sanjiv Wadhwani	Technology Team Member	2021
Mr. Patel joined the Investment Manager in 2014. Mr. Patel began his investment career in 2001 and earned a B.S. from North Carolina State University, an M.S. from the University of Colorado, Boulder, and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.
Mr. Wick joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for the Columbia Seligman Technology strategies. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke’s Fuqua School of Business.
Dr. Pramanick joined the Investment Manager in 2012. Dr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Mr. Boova joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995 and earned two B.S. degrees from Worcester Polytechnic Institute, an M.A. from Georgetown University and an M.B.A. from the Wharton School at the University of Pennsylvania.
Mr. Wadhwani joined the Investment Manager in 2016. Mr. Wadhwani began his investment career in 1998 and earned a B.S. from the University of Bombay and an M.B.A. from the University of Iowa.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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